EXHIBIT T3A-91

                          CERTIFICATE OF INCORPORATION
                                       OF
                           MICHIGAN WASTE ENERGY, INC.

                  The undersigned, in order to form a corporation for the purpose hereinafter stated, under and pursuant to the provisions of the Delaware General Corporation Law, hereby certifies that:

                  1. The name of the corporation is Michigan Waste Energy, Inc. (the "Corporation").

                  2. The registered office and registered agent of the Corporation is The Corporation Trust Company, 1209 Orange Street, Wilmington, County of New Castle, Delaware 19801.

                  3. The Corporation shall not engage in any activities other than:

                  (a) the execution and delivery of, and the performance of its obligations under,

                  (i) the First Novation Agreement (the "First Novation Agreement") among the Corporation, Combustion Engineering, Inc. ("C-E") and Greater Detroit Resources Recovery Authority (the "Authority");

                  (ii) the Second Novation Agreement (the "Second Novation Agreement") among the Corporation, C-E and The Detroit Edison Company;

                  (iii) the Amended and Restated Agreement for Design, Engineering, Construction, Start Up and Testing of Solid Waste Disposal, Resource Recovery and Energy Generating Facility in Detroit, Michigan, dated and effective as of December 16, 1985, as amended by an Amendment thereto made and entered into as of February 24, 1989, a Second Amendment thereto made and entered into as of July 1, 1989, and a Third Amendment thereto between the Authority and C-E, as assigned to any assumed by the Corporation pursuant to the First Novation Agreement;

                  (iv) the Amended and Restated Agreement for Management, Operation and Maintenance of Solid Waste Disposal, Resource Recovery and Energy Generating Facility in Detroit, Michigan, dated and effective as of December 16, 1985, as amended by a First Amendment


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         thereto made and entered into as of July 1, 1989 and a Second Amendment thereto, between the Authority and C-E (the "Operating Agreement"), as assigned to and assumed by the Corporation pursuant to the First Novation Agreement;

                  (v)      Supplements Nos. 1 and 2 to the Operating Agreement;

                  (vi) the Energy Purchase Agreement, dated December 16, 1985, between C-E and The Detroit Edison Company, as amended by a First Amendment thereto dated April 4, 1986 as amended by a First Amendment thereto dated April 4, 1986 and a Second Amendment thereto, as assigned to and assumed by the Corporation pursuant to the Second Novation Agreement and such other Energy Purchase Agreements (as defined in the Operating Agreement) as the Corporation may enter into for the sale of steam and energy;

                  (vii) two separate Participation Agreements, each dated as of September 1, 1991, (a) among the Corporation, C-E, the Authority, Resource Recovery Business Trust 1991-A, William J. Wade and the Owner Participant named therein and (b) among the Corporation, C-E, the Authority, Resource Recovery Business Trust 1991-B, William J. Wade, the Owner Participant named therein and;

                  (viii) two separate Lease Agreements, between the Corporation and each of the Trusts;

                  (ix) two separate Lessee Security Agreements, between the Corporation and each of the Trusts;

                  (b) the amendment, supplement or modification of any of the agreements listed in clause (a) above and the performance of such agreements, as amended;

                  (c) the activities contemplated by said agreements and instruments; and

                  (d) all such other activities as are necessary in connection with the organization and continued corporate existence.

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                  4. The total number of shares of stock that the Corporation is authorized to issue is 1,000 shares of Common Stock, par value $1.00 each.

                  5. The directors of the Corporation shall not be authorized to commence a voluntary case under the Federal Bankruptcy Code or file a petition thereunder unless they shall have received the prior approval of the shareholders of the Corporation.

                  6. The name and mailing address of the sole incorporator is Jonathan A. Glick, 180 Maiden Lane, 34th Floor, New York, NY 10038.

                  7. The Board of Directors of the Corporation, acting by majority vote, may make, alter, amend or repeal the By-Laws of the corporation.

                  8. Election of directors need not be by written ballot.

                  9. All rights to vote and all voting power shall be exclusively vested in the Common Stock.

                  10. The Corporation shall have perpetual existence.

                  11. Except as otherwise provided by the Delaware General Corporation Law as the same exists or may hereafter be amended, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Any repeal or modification of this paragraph 11 by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

                  IN WITNESS WHEREOF, the undersigned has signed this Certificate of Incorporation on September 13, 1991.

                                               /s/ Jonathan A. Olick
                                               -----------------------------
                                               Sole Incorporator

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                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                           MICHIGAN WASTE ENERGY, INC.

                  The undersigned, MICHIGAN WASTE ENERGY, INC., a corporation organized and existing under and pursuant to the provisions of the Delaware General Corporation Law, hereby certifies pursuant to Section 242 thereof that:

                  1. Paragraph 3 of the Certificate of Incorporation of the Corporation is hereby amended to read as follows:

                  "3. The Corporation shall not engage in any activities other than:

                  (a) the execution and delivery of, and the performance of its obligations under,

                  (i) two separate Participation Agreements, each dated as of September 1, 1991 (a) among the Corporation, Combustion Engineering, Inc. ("C-E"), Greater Detroit Resource Recovery Authority (the "Authority"), Resource Recovery Business Trust 1991-A, PMCC Leasing Corp., Wilmington Trust Company and William J. Wade and (b) among the Corporation, C-E, the Authority, Resource Recovery Business Trust 1991-B, Aircraft Services Corporation, Wilmington Trust Company and William J. Wade.

                  (ii) the Construction Agreement and Operating Agreement Assignment and Assumption and Guarantee Agreement (the "Construction and Operating Agreement Assignment and Assumption and Guarantee") among the Corporation, C-E and the Authority;

                  (iii) the Energy Purchase Agreement Assignment and Assumption and Guarantee Agreement (the "Energy Purchase Agreement Assignment and Assumption and Guarantee") among the Corporation, C-E and The Detroit Edison Company;

                  (iv) the Amended and Restated Agreement for Design, Engineering, Construction, Start Up and Testing of Solid Waste Disposal, Resource Recovery and Energy Generating Facility in Detroit, Michigan, dated

                                        4

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         and effective as of December 16, 1985, as amended by an Amendment thereto made and entered into as of February 24, 1989, a Second Amendment thereto made and entered into as of July 1, 1989, and a Third Amendment thereto between the Authority and C-E, as assigned to and assumed by the Corporation pursuant to the Construction and Operating Agreement Assignment and Assumption and Guarantee;

                  (v) the Amended and Restated Agreement for Management, Operation and Maintenance of Solid Waste Disposal, Resource Recovery and Energy Generating Facility in Detroit, Michigan, dated and effective as of December 16, 1985, as amended by a First Amendment thereto made and entered into as of July 1m 1989 and a Second Amendment thereto, between the Authority and C-E (the "Operating Agreement"), as assigned to and assumed by the Corporation pursuant to the Construction and Operating Agreement Assignment and Assumption and Guarantee;

                  (vi)     Supplements Nos. 1 and 2 to the Operating Agreement;

                  (vii) the Energy Purchase Agreement, dated December 16, 1985 between C-E and The Detroit Edison Company, as amended by a First Amendment thereto dated April 4, 1986, and an Amended and Restated Energy Purchase Agreement, as assigned to and assumed by the Corporation pursuant to the Energy Purchase Agreement Assignment and Assumption and Guarantee, and such other Energy Purchase Agreements (as defined in the Operating Agreement) as the Corporation may enter into for the sale of steam and energy;

                  (viii) two separate Lease Agreements, between the Corporation and each of the Trusts;

                  (ix) two separate Lessee Security Agreements, between the Corporation and each of the Trusts;

                  (b) the amendment, supplement or modification of any of the agreements listed in clause (a) above and the performance of such agreements, as amended;

                  (c) the activities contemplated by said agreements and instruments; and

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                  (d) all such other activities as are necessary in connection with its organization and continued corporate existence."

                  2. This Certificate of Amendment of Certificate of Incorporation of the Corporation was approved by the stockholder of the Corporation by Written Consent of Sole Stockholder dated October 9, 1991.

                  IN WITNESS WHEREOF, MICHIGAN WASTE ENERGY, INC. has caused this Certificate of Amendment of Certificate of Incorporation to be signed by its Executive Vice President and attested by its Secretary this 9th day of October, 1991.

                                                 /s/ Victor N. Lopiano
                                                 ----------------------------
                                                 Executive Vice President

Attests:

/s/ Peter L. Hess
------------------------
Secretary

                                        6

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                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                           MICHIGAN WASTE ENERGY, INC.

                  The undersigned, MICHIGAN WASTE ENERGY, INC., a corporation organized and existing under and pursuant to the provisions of the Delaware General Corporation Law, hereby certifies pursuant to Section 242 thereof that:

                  1. Paragraph 3 of the Certificate of Incorporation of the Corporation is hereby amended to read as follows:

                  "3. The Corporation shall not engage in any activities other than:

                  (a) the execution and delivery of, and the performance of its obligations under,

                  (i) two separate Participation Agreements, each dated as of September 1, 1991 (a) among the Corporation, Combustion Engineering, Inc. ("C-E"), Greater Detroit Resource Recovery Authority (the "Authority"), Resource Recovery Business Trust 1991-A, PMCC Leasing Corp., Wilmington Trust Company and William J. Wade and (b) among the Corporation, C-E, the Authority, Resource Recovery Business Trust 1991-B, Aircraft Services Corporation, Wilmington Trust Company and William J. Wade;

                  (ii) the Construction Agreement and Operating Agreement Assignment and Assumption and Guarantee Agreement (the "Construction and Operating Agreement Assignment and Assumption and Guarantee") among the Corporation, C-E and the Authority;

                  (iii) the Energy Purchase Agreement Assignment and Assumption and Guarantee Agreement (the "Energy Purchase Agreement Assignment and Assumption and Guarantee") among the Corporation, C-E and The Detroit Edison Company;

                  (iv) the Amended and Restated Agreement for Design, Engineering, Construction, Start Up and Testing of Solid Waste Disposal, Resource Recovery and Energy Generating Facility in Detroit, Michigan, dated and effective as of December 16, 1985, as amended by an Amendment thereto made and entered into as of February 24, 1989, a Second Amendment thereto made and entered into as of July 1, 1989, and a Third Amendment thereto between the Authority and C-E, as assigned to and assumed by the Corporation pursuant to the Construction and Operating Agreement Assignment and Assumption and Guarantee;

                  (v) the Amended and Restated Agreement for Management, Operation and Maintenance of Solid Waste Disposal, Resource Recovery and Energy Generating Facility in Detroit, Michigan, dated and effective as of December 16, 1985, as amended by a First Amendment thereto made and entered into as of July 1, 1989 and a Second Amendment thereto, between the Authority and C-E (the "Operating Agreement"), as assigned to and assumed by the Corporation pursuant to the Construction and Operating Agreement Assignment and Assumption and Guarantee;

                  (vi)     Supplements Nos. 1 and 2 to the Operating Agreement;

                  (vii) the Energy Purchase Agreement, dated December 16, 1985 between C-E and The Detroit Edison Company, as amended by a First Amendment thereto dated April 4, 1986, an Amended and Restated Energy Purchase Agreement between C-E and The Detroit Edison Company, and the Escrow Agreement between C-E and the Detroit Edison Company as assigned to and assumed by the Corporation pursuant to the Energy Purchase Agreement Assignment and Assumption and Guarantee, and such other Energy Purchase Agreements (as defined in the Operating Agreement) as the Corporation may enter into for the sale of steam and energy;

                  (viii) the Extension Agreement among The Detroit Edison Company, the Authority, each of the Trusts and the Corporation;

                  (ix) two separate Lease Agreements, between the Corporation and each of the Trusts; and

                  (x) two separate Lessee Security Agreements, between the Corporation and each of the Trusts;

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                  (b) the amendment, supplement or modification of any of the agreements listed in clause (a) above and the performance of such agreements, as amended;

                  (c) the activities contemplated by said agreements and instruments, including the execution, delivery and performance of such agreements and instruments as may be attached as exhibits to any of the agreements listed in Section 3(a) hereof or as may be contemplated by any of such agreements; and

                  (d) all such other activities as are necessary in connection with the organization and continued corporate existence."

                  2. This Certificate of Amendment of Certificate of Incorporation of the Corporation was approved by the stockholder of the Corporation by Written Consent of Sole Stockholder dated October 9, 1991.

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




                  IN WITNESS WHEREOF, MICHIGAN WASTE ENERGY, INC. has caused this Certificate of Amendment of Certificate of Incorporation to be signed by its Executive Vice President and attested by its Secretary this 17th day of October, 1991.

                                             MICHIGAN WASTE ENERGY, INC.

                                             /s/ Victor N. Lopiano
                                             ----------------------------
                                             Executive Vice President

Attests:

/s/ Peter L. Hess
-----------------------------
Secretary
Peter L. Hess

                                       10

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             CERTIFICATE OF CHANGE OF LOCATION OF REGISTERED OFFICE
                             AND OF REGISTERED AGENT

It is hereby certified that:

1. The name of the corporation (hereinafter called the "corporation") is

                           MICHIGAN WASTE ENERGY, INC.

2. The registered office of the corporation within the State of Delaware is hereby changed to 1013 Centre Road, City of Wilmington, 19805, Country of New Castle.

3. The registered agent of the corporation within the State of Delaware is hereby changed to The Prentice-Hall Corporation System, Inc., the business office of which is identical with the registered office of the corporation as hereby changed.

4. The corporation has authorized the changes hereinbefore set forth by resolution of its Board of Directors.

Signed on 1/10, 199_

                                                    /s/
                                                    -----------------------
                                                    Authorized Officer

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